Exhibit 99.1
Dollar Tree, Inc. to Host First Quarter Earnings Conference Call
CHESAPEAKE, Va.—May 13, 2021—Dollar Tree, Inc. (NASDAQ: DLTR), will host its conference call for investors and analysts to discuss financial results for the first quarter ended May 1, 2021.

WHEN:	Thursday, May 27, 2021 9:00 a.m. Eastern Time

PARTICIPATE:	At least 5 minutes prior to the conference call, please dial 800‐367‐2403 for USA and Canadian calls.

WEBCAST:	Available on the investor relations section of the Company's website at www.dollartreeinfo.com/investors/news/events.

REPLAY:	A recorded version of the call will be available until midnight Wednesday, June 2, and may be accessed by dialing 888-203-1112. Please enter Passcode # 8268002.

CONTACT:	Dollar Tree, Inc., Chesapeake Randy Guiler 757-321-5284 www.DollarTree.com DLTR-E